UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2023 (January 31, 2023)

Perspective Therapeutics, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 6, 2023, Perspective Therapeutics, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) under Item 2.01 thereto to report that it had closed the merger (the “Merger”) of its wholly-owned subsidiary Isoray Acquisition Corp. with Viewpoint Molecular Targeting, Inc. (“Viewpoint”). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Sections (a)(3) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A is being filed solely to provide the financial information.

Except as specifically provided otherwise herein, this Amendment No. 1 does not reflect events occurring after the date of the filing of the Company's Original 8-K, or modify or update those disclosures that may have been changed by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(i) The audited combined financial statements of Viewpoint for the years ended December 31, 2022 and December 31, 2021 and (ii) the unaudited pro forma condensed combined financial information of the Company and Viewpoint as of December 31, 2022 and for the twelve months ended June 30, 2022 and six months ended December 31, 2022 are included as Exhibits 99.1 and 99.2 respectively.

The unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2022 and the year ended June 30, 2022 combines the historical consolidated statement of operations of Perspective Therapeutics and the historical combined statements of operations of Viewpoint for the periods from July 1, 2022 to December 31, 2022 and from July 1, 2021 to June 30, 2022, respectively, giving effect to the transaction as if it had been completed on July 1, 2021. The accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2022 combines the historical consolidated balance sheet of Perspective Therapeutics and the historical combined balance sheet of Viewpoint, giving effect to the transaction as if it had been completed on December 31, 2022.

(d)	Exhibits.

23.1	Consent of Weinberg and Company
99.1	The audited financial statements of Viewpoint for the years ended December 31, 2022 and December 31, 2021.
99.2
Unaudited pro forma condensed financial information of Perspective Therapeutics, Inc. and Viewpoint as of December 31, 2022 and for the year ended June 30, 2022 and for the six months ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2023

Perspective Therapeutics, Inc., a Delaware corporation

By: /s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor, CEO